           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement          [   ] CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY  (AS PERMITTED
                                                  BY RULE  14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           THEHEALTHCHANNEL.COM, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      Per unit prices or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set for the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      Total fee paid:

      -------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       Amount Previously Paid:

          ----------------------------------------------------------------------

        Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

       Filing Party:

       -------------------------------------------------------------------------

       Date Filed:

       -------------------------------------------------------------------------

Notes:

                           THEHEALTHCHANNEL.COM, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 12, 2000

TO ALL STOCKHOLDERS OF THEHEALTHCHANNEL.COM, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THEHEALTHCHANNEL.COM, INC., a Delaware corporation, will be held at the Marriott Hotel, 900 Newport Center Drive, Newport Beach, 92660 on Thursday, October 12, 2000 at 6:30 p.m., Pacific time, for the following purposes:

1. To elect five Directors for the term of one year and until their successors are duly elected and qualified;

2.   To approve proposed reverse stock split of 3:1;

3. To increase the number of authorized shares of common stock of the Company from 110,000,000 to 175,000,000;

4.   To ratify the 2000 Stock Option Plan for the Company;

5. To ratify the appointment of Stonefield, Josephson, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2000; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only stockholders of record at the close of business on September 1, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                      By Order of the Board of Directors,

                                        /s/  Thomas P. Lonergan
                                      ------------------------------
                                      Thomas P. Lonergan, Secretary

      Newport Beach, California
      September 1, 2000

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON, SHOULD THEY SO DESIRE.

                           THEHEALTHCHANNEL.COM, INC.
                       260 NEWPORT CENTER DRIVE, SUITE 230
                         NEWPORT BEACH, CALIFORNIA 92660

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                               GENERAL INFORMATION

           The accompanying proxy is solicited by the Board of Directors of thehealthchannel.com, Inc. (the "Company" or "THCL) for the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 900 Newport Center Drive, Newport Beach, 92660 on Thursday, October 12, 2000, at 6:30 p.m., Pacific time. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted "for" the named nominees relating to the class of Common Stock for which the proxy relates for election to the Company's Board of Directors; "for" the reverse stock split; "for" the increase in the number of authorized shares of common stock, to approve the Company's Stock Option Plan; and "for" the ratification of Stonefield, Josephson, Inc. as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgement. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting the proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed to stockholders on or about September 12, 2000.

           Only holders of shares of Common Stock of record at the close of business on September 1, 2000 will be entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. As of the close of business on August 10, 2000, the Company had outstanding 75,000,000 shares of Common Stock.

           At the Annual Meeting, the holders of Common Stock will be entitled, as a class, to elect five Directors ("Directors"). The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of the Directors. The vote of a majority of the shares of common stock represented at the Annual Meeting is also required to approve the other agenda items listed above and discussed herein..

           Shares represented by proxies which are marked "abstained" or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

           A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 260 Newport Center Drive, Suite 230, Newport Beach, California 92660, for a period of ten days prior to the Annual Meeting for examination by any stockholder.

           Officers and Directors of the Company beneficially own approximately 10.3% of the outstanding shares of Common Stock. See "Security Ownership of Management and Principal Stockholders." Accordingly, approval of the aforesaid matters is not assured and your vote is required in order for the Company to take these actions.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

      Five Directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following persons with respect to Common Stock. All of the nominees are standing for re-election by the stockholders from the current term.

      THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.


         NAME                           AGE                    OFFICE

         ---------------------------------------------------------------
         Donald J. Shea                    66           Chief Executive Officer, President,
                                                        and Chairman of the Board of Directors

         Thomas P. Lonergan                50           Chief Operating Officer, Vice President,
                                                        Secretary, Chief Financial Officer,
                                                        and Director

         Balazs Imre Bodai, M.S., M.D.     49           Director

         Jeffrey H. Berg, MBA, Ph.D.       59           Director

         Joseph Song, M.D., F.A.C.C.       40           Director


All directors have been with the Company since July 28, 1999 and serve for one year terms.

DONALD J. SHEA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN. From July 1999 through the present, Mr. Shea is the President and Chairman of Biologix International, Ltd. From September 1997 through July 1999, he was a board member of Biologix International, Ltd. From 1995 through 1997, Mr. Shea was Marketing Consultant to Marketing Insights, Inc., a new product development Company in Princeton, New Jersey. Prior to that he was Vice President of Avonwood Capital Corporation, Philadelphia, Pennsylvania, a Venture Capital/Management Consulting firm; and President of Brilliant Enterprises, Inc., Philadelphia, Pennsylvania, a dental products manufacturer. Mr. Shea was also the former President and CEO of Clairol, Inc., a Division of Bristol-Myers Squibb, and a former Vice-President of Bristol-Myers Squibb. Mr. Shea brings over 35 years of consumer products marketing and general management experience to the Company.

THOMAS P. LONERGAN, M.S., M.B.A., CHIEF OPERATING OFFICER, VICE PRESIDENT, SECRETARY, CHIEF FINANCIAL OFFICER, AND DIRECTOR. From July 1999 through the present, Mr. Lonergan is a Director, Vice President, Chief Operating Officer, Secretary, and Treasurer of Biologix International, Ltd. Mr. Lonergan was the co-founder and Vice Chairman of IQ NOW Corporation, a deliverer of healthcare information on the Internet from 1992 through 1999. Previously, he was a Regional Director of Cardiology for Tenet Medical Group, former Director of Clinical Services at Downey Community Hospital, and has been a hospital administrator for 20 years. He was responsible for $70 million budget and manages over 200 employees. For 11 years he has been an instructor and director of medical technology at Coast College. Mr. Lonergan is co-founder of the American College of Cardiovascular Administrators. He has an Associate of Arts (Pre-Medicine) from Cerritos Junior College (1971), a Bachelor of Science (Pre-Medicine) from the University of California, Irvine
(1973), and an Executive Masters Degree of Business Administration from Pepperdine University (1990).

BALAZS IMRE BODAI, M.D., DIRECTOR. From 1985 and continuing through the present, Dr. Bodai is the Chief of Surgery at Kaiser Permanente Medical Center, Sacramento, California. He is also President of B and B Medical Research Technology, Inc., Sacramento, California; an Associate Clinical Professor of Surgery at the University of California at Davis; a Consultant to COAT, Johnson & Johnson, Newark, New Jersey; and a Senior Consultant to Sontek Medical, Inc., Hingham, Massachusetts. "Ernie" holds a Bachelor of Science and Master of Science Degrees from the School of Medicine at the University of California at Los Angeles, and a Doctor of Medicine Degree from the University of California at Davis. He is author and co-author of over 120 scientific and clinical publications in various of the leading medical journals, author of a surgery text book, and is well-recognized within the field of emergency and critical care medicine.

JEFFREY H. BERG, PH.D., DIRECTOR. Dr. Berg holds an MBA and Ph.D. in Chemistry from New York University. From September 1995 through the present, he is a senior research analyst for M.H. Meyerson & Co., Inc. From 1991 through the present, he is the President of Health Care Insights. Mr. Berg was Chicago Corporation's senior medical advisor from 1991 to 1992. Mr. Berg was security analyst for William K. Woodruff & Co. from 1990 to 1991 and Vice-President of Research for J.C. Bradford & Co. from 1987 to 1990. From 1981 to 1987 he was Vice-President of the Health Care Division of PA Consulting Services, Inc. of London, England, specializing in international technology and new product surveillance, venture capital investment, acquisition studies, and state-of-the-art for diverse areas of health care. During the 1970s, Mr. Berg developed products and conducted research for General Foods, the Patient Care Division of Johnson & Johnson Products, Inc., the Consumer Products Division of Ortho Pharmaceutical Corporation; and staffed and supervised scientists and engineers at the R&D laboratories for development of varied medical and health care products within the Johnson & Johnson family of companies. Dr. Berg holds several patents in the area of biosensor and disposable electrode technology. He has published a number of articles on topics such as biosensors, cancer therapy, biopharmaceuticals, drug infusion devices and industrial biotechnology. Dr. Berg serves as a liaison with the investment banking and scientific communities.

JOSEPH SONG, M.D., F.A.C.C., DIRECTOR. From 1994 through the present, Dr. Song has his own practice in Interventional Cardiology. From 1991 through 1994, he was an Interventional Cardiologist with Internal Medicine Specialists Medical Group, Inc. He is a Lecturer and Moderator at Downey Foundation Hospitals. Dr. Song is Clinical Assistant Professor of Medicine/Cardiology at the College of Osteopathic Medicine of the Pacific in California and a member of the Teaching Staff of the Family Practice Internship/Residency Program at Rio Hondo/Downey Community Hospital, California. He is certified by the American Board of Internal Medicine and the American Board of Cardiovascular Diseases. Dr. Song received an

A.B. in Physics from Washington University in St. Louis Missouri in 1982 and his M.D. from University of Missouri-Columbia School of Medicine in 1986.

      There is no family relationship between any of the directors or officers of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

      The Board of Directors held 11 meetings since July 28, 1999. All Directors attended at least 75% of the meetings of the Board of Directors. The Company has a Litigation Committee comprised of Thomas P. Lonergan and Donald J. Shea. The Litigation Committee met 11 times since July 28, 1999. The Company has no other committees.

EXECUTIVE COMPENSATION

      The following table and attached notes sets forth the compensation of the Company's executive officers and directors during each of the fiscal years since inception of the Company.

      The following table sets forth all compensation received and scheduled to be received for services rendered to the Company in all capacities during the 1999 and 2000 fiscal years by those persons who are the Company's executive officers and directors.

-------------------------------------------------------------------------------------------------------------------
                                                                                LONG TERM COMPENSATION
                                                                                ----------------------
                                      ANNUAL COMPENSATION                  AWARDS                  PAYOUTS
                          ----------------------------------------  ------------------------   --------------------
Name and Principal                                    Other         Restricted  Securities     LTIP      All other
Position                   Year   Salary      Bonus   annual        Stock       Underlying     Payouts   Compensa
                                                      Compensation  Awards      Options/                 tion
                                                                                SARs
-------------------------------------------------------------------------------------------------------------------
Donald J. Shea, Chief
Executive Officer(1)      1999    -0-          -0-      None          96,000     -0-           None       None
                          2000    $144,000     -0-      -0-          365,218     -0-           None       None
-------------------------------------------------------------------------------------------------------------------
Thomas P. Lonergan,
Chief Operating           1999    -0-          -0-      None         156,000     -0-           None       None
Officer, Vice             2000    $144,000     -0-      None         365,218     -0-           None       None
President, Chief
Financial Officer,
Secretary
-------------------------------------------------------------------------------------------------------------------
All officers as a group   1999    -0-          -0-      None         252,000     -0-           None       None
(2 persons)               2000    $288,000     -0-      None         730,436     -0-           None       None
-------------------------------------------------------------------------------------------------------------------

NOTES TO EXECUTIVE COMPENSATION

      The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance, reimbursement of expenses, and other benefits provided to such individual that are extended in connection with the ordinary conduct of the Company's business. The value of such benefits cannot be precisely determined, but the executive officers named below did not receive other compensation in excess of the lesser of $25,000 or 10% of such officer's cash compensation.

      During the 1999 fiscal year, beginning July 28, 1999 (inception) through December 31, 1999, no Officer or Director received any cash consideration for salary, nor any aggregate remuneration for health insurance and expenses, in excess of $40,000.

      During the 1999 fiscal year, beginning July 28, 1999 through December 31, 1999, even though their employment agreements provide for salary on an annual basis, all officers agree to forego their cash compensation until the Company was better financed. Two officers received shares of common stock of the Company, as detailed earlier, in consideration in lieu of salary.

EMPLOYMENT AGREEMENTS

The Company has an employment agreement with Donald J. Shea, its President, dated September 1, 1999. This agreement has a term of three years and provides for salary of $144,000 per year, four weeks of vacation per year, and eligibility to participation in all Company benefit programs. There is no severance provision.

The Company has an employment agreement with Thomas P. Lonergan, its Vice President, Chief Operations Officer, Secretary, and Chief Financial Officer, dated September 1, 1999. This agreement has a term of three years and provides for salary of $144,000 per year, four weeks of vacation per year, and eligibility to participation in all Company benefit programs. There is no severance provision.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of August 10, 2000 by: (i) each stockholder known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director of the Company and
(iii) all directors and officers as a group.

                                            Shares of               Percent of
Name and Address                          Common Stock(1)            Class(2)
-------------------------------------------------------------------------------
Donald J. Shea(2)                             810,710                 1.1%
Thomas P. Lonergan(2)                       2,951,327                 3.4%
Balazs Imre Bodai, M.S., M.D.(2)            1,387,174                 1.9%
Jeffrey H. Berg, MBA, Ph.D.(2)                495,574                 *
Joseph Song, M.D.(2)                        2,585,799                 3.4%
All Officers and Directors as a group
(5 persons)                                 8,230,584                 10.3%

---------------
*        Less than one percent

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2) c/o Company's address: 260 Newport Center Drive, Suite 250, Newport Beach, California 92660.

                              CERTAIN TRANSACTIONS

         The Company has a Consulting Agreement with Jeffrey Berg, a director of the Company, whereby, for a one time payment of 22,000 shares of common stock of the Company, Mr. Berg assists the Company in locating, negotiating, and managing its financing.

                               REVERSE STOCK SPLIT
                                  (PROPOSAL #2)

         The Company presently has 75,000,000 shares of its common stock issued and outstanding. At a Board of Directors meeting held on August 1, 2000, the Board of Directors voted that it was in the best interests of the Company to decrease the number of shares in its public float. The primary objective of the reverse stock split is to reduce the number of shares outstanding.

         Therefore, the Company is requesting your vote to implement a reverse stock split of three for one (the "Reverse Stock Split") of the Company's common stock. If the maximum Reverse Stock Split is approved, this Reverse Stock Split will decrease the number of issued shares of common stock from approximately 75,000,000 to 25,000,000. The Company shall amend its Articles of Incorporation to effectuate the Reverse Stock Split. It is anticipated that the Reverse Stock Split shall be implemented within thirty days.

      The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required to authorize the Reverse Stock Split.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE STOCK SPLIT.

            APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
                                  (PROPOSAL #3)

      The Company has entered into an investment agreement (the "Investment Agreement") with Swartz Private Equity, LLC ("Swartz"). The Investment Agreement provides that Swartz may invest up to $30 million, at the option of the Company, through a series of sales of the Company's common stock. The price per share is based on the then current trading price in the public market. The Company currently has 110,000,000 shares of common stock outstanding and approximately 75,000,000 shares issued. If the reverse stock split (proposal #2) is approved and effected, the Company will have 110,000,000 shares of common stock outstanding and approximately 25,000,000 shares issued, leaving approximately 85,000,000 for future issuances. However, if the Company desires for Swartz to invest the total of $30 million and the Company's public trading price stays at its current level (approximately $0.20), there will be an insufficient number of shares authorized to sell to Swartz under the Investment Agreement. Therefore, the Board of Directors has proposed that the Company increase its authorized shares of common stock from 110,000,000 to 175,000,000. This increase will allow the Company to have a sufficient number of shares available in the event that the Company desires for Swartz to invest the total of $30 million and the Company's public trading price stays at its current level.

      The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the authorization of the increase in authorized shares of common stock of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

                 RATIFICATION OF 2000 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN
                                  (PROPOSAL #4)

         The 2000 Incentive and Nonstatutory Stock Option Plan ("Plan") was established on July 28, 2000. The Board authorized 5,000,000 shares for issuance under the Plan. The Plan empowers the Board to award compensation primarily in the form of qualified and nonqualified stock options to key employees, directors, and consultants. The stock options generally expire five years from the date of grant.

         The Plan will allow the Board to attract and compensate key employees, directors, and consultants without using cash.

  THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2000 INCENTIVE AND
                        NONSTATUTORY STOCK OPTION PLAN.

                         RATIFICATION OF APPOINTMENT OF
                      INDEPENDENT AUDITORS FOR FISCAL 1999
                                  (PROPOSAL #5)

         The Board of Directors has appointed Stonefield Josephson, Inc. as independent auditors of the Company with respect to its operations for fiscal 2000, and has further directed that management submit such appointment for ratification by the holders of the Common Stock at the annual meeting of Stockholders. In taking this action, the members of the Board considered carefully Stonefield Josephson, Inc.'s reputation in providing accounting services to other companies in the software and retail industries, its independence with respect to the services to be performed, its general reputation for adherence to professional auditing standards and the performance of Stonefield Josephson, Inc. during the audit of the Company's consolidated financial statements for fiscal 1999.

         Stockholder ratification of the selection of Stonefield Josephson, Inc. as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board, however, is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. Therefore, there will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Stonefield Josephson, Inc. is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2000.

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000

      The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2001 annual meeting of stockholders is expected to be held on or about July 15, 2000, and proxy materials in connection with that meeting are expected to be mailed on or about June 15, 2001. Proposals of stockholders of the Company that are intended to be presented at the Company's 2000 annual meeting must be received by the Company no later than February 15, 2001 in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons the Company believes that during its 1999 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

                                  OTHER MATTERS

      The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in the Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgement.

      It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date, and mail your Proxy in the enclosed envelope as promptly as possible.

      A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, which has been filed with the SEC pursuant to the Exchange Act and mailed to all shareholders of record, may be obtained without charge upon written request to Thomas P. Lonergan, President, Chief Operating Officer, Vice President, Chief Financial Officer, Secretary, thehealthchannel.com, Inc., 260 Newport Center Drive, Suite 230, Newport Beach, California 92660, or on the Internet at www.sec.gov from the SEC's EDGAR database.

                                             By Order of the Board of Directors

                                             /s/ Thomas P. Lonergan
                                             ----------------------
                                             Thomas P. Lonergan, Secretary
                                             Newport Beach, California
                                             September 1, 2000
thehealthchannel.com, Inc.
260 Newport Center Drive, Suite 230
Newport Beach, California  92660

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas P. Lonergan, Corporate Secretary, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of thehealthchannel.com, Inc. (the "Company"), registered in the name of the undersigned on September 1, 2000, with the powers the undersigned would posses if personally present at the 2000 Annual Meeting of Stockholders to be held at the Marriott Hotel, 900 Newport Center Drive, Newport Beach, 92660, at 6:30 p.m., local time, on Thursday, October 12, 2000 and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

2. ELECTION OF      FOR all nominees listed below  / /  WITHHOLD AUTHORITY  / /
   DIRECTORS:
                    (except as marked to the            to vote for all nominees
                    contrary below)                     listed below

(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)

Donald J. Shea
Thomas P. Lonergan, M.S., M.B.A.
Balazs Imre Bodai, M.S., M.D.
Jeffrey H. Berg, M.B.A., Ph.D.
Joseph Song, M.D., F.A.C.C.

2.    To approve proposed reverse stock split of 3:1

         / / For                / / Against                  / / Abstain


3. Proposal to increase the authorized shares of common stock of the Company from 50,000,000 to 100,000,000.

         / / For                / / Against                  / / Abstain


4.    To ratify 2000 Incentive and Nonstatutory Stock Option Plan

         / / For                / / Against                  / / Abstain


5. To ratify the appointment of Stonefield, Josephson, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2000

         / / For                / / Against                  / / Abstain

         Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND, "FOR" ALL OTHER PROPOSALS LISTED, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

                                 Dated:__________________________________, 2000

                                 Print Name: __________________________________

                                 ______________________________________________
                                                    (Signature)

                                 Print Name: __________________________________

                                 ______________________________________________
                                  (Second signature if shares jointly owned)

                                 PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.